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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Franklin Pass, M.D. and Mark Derus, or either of them (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale of 1,224,199 shares of Common Stock of Medi-Ject Corporation by the Selling Shareholder named therein, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   March 16, 1998


                SIGNATURE                               TITLE
                ---------                               -----
   /S/ FRANKLIN PASS, M.D.
----------------------------------       President, Chief Executive Officer and
   Franklin Pass, M.D.                   Director (principal executive officer)


   /S/ MARK DERUS
----------------------------------       Vice President of Finance, Chief
   Mark Derus                            Financial Officer (principal finance
                                         and accounting officer)

   /S/ KENNETH EVENSTAD
----------------------------------       Director
   Kenneth Evenstad


   /S/ GEOFFREY GUY
----------------------------------       Director
   Geoffrey Guy


   /S/ NORMAN JACOBS
----------------------------------       Director
   Norman Jacobs


   /S/ FRED SHAPIRO, M.D.
----------------------------------       Director
   Fred Shapiro, M.D.


   /S/ STANLEY GOLDBERG
----------------------------------       Director
   Stanley Goldberg


   /S/ KARL GROTH
----------------------------------       Director
   Karl Groth